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08/99                                                 Exhibit 99.04   Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:             $ 1,070,203,501.16
Beginning of the Month Finance Charge Receivables:        $    70,846,098.86
Beginning of the Month Discounted Receivables:            $             0.00
Beginning of the Month Total Receivables:                 $ 1,141,049,600.02

Removed Principal Receivables:                            $             0.00
Removed Finance Charge Receivables:                       $             0.00
Removed Total Receivables:                                $             0.00

Additional Principal Receivables:                         $             0.00
Additional Finance Charge Receivables:                    $             0.00
Additional Total Receivables:                             $             0.00

Discounted Receivables Generated this Period:             $             0.00

End of the Month Principal Receivables:                   $ 1,064,631,998.97
End of the Month Finance Charge Receivables:              $    68,653,838.55
End of the Month Discounted Receivables:                  $             0.00
End of the Month Total Receivables:                       $ 1,133,285,837.52

Special Funding Account Balance                           $             0.00
Aggregate Invested Amount (all Master Trust Series)       $   919,499,998.00
End of the Month Seller Amount                            $   145,132,000.97
End of the Month Seller Percentage                                    13.63%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                               RECEIVABLES

       30-59 Days Delinquent                              $    36,731,669.62
       60-89 Days Delinquent                              $    24,978,121.10
       90+ Days Delinquent                                $    53,757,299.75
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08/99                                                                 Page 2

       Total 30+ Days Delinquent                          $   115,467,090.47
       Delinquent Percentage                                          10.19%

Defaulted Accounts During the Month                       $     9,976,410.61
Annualized Default Percentage                                         11.19%

Principal Collections                                         140,569,313.65
Principal Payment Rate                                                13.13%

Total Payment Rate                                                    14.20%

INVESTED AMOUNTS

       Class A Initial Invested Amount                    $   273,750,000.00
       Class B Initial Invested Amount                    $    26,250,000.00

INITIAL INVESTED AMOUNT                                   $   300,000,000.00

       Class A Invested Amount                            $   319,375,000.00
       Class B Invested Amount                            $    30,625,000.00

INVESTED AMOUNT                                           $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                        32.70%
PRINCIPAL ALLOCATION PERCENTAGE                                       32.70%

MONTHLY SERVICING FEE                                     $       437,500.00

INVESTOR DEFAULT AMOUNT                                   $     3,262,695.30

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                           91.25%

       Class A Finance Charge Collections                 $     6,819,419.03
       Other Amounts                                      $             0.00
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08/99                                                                 Page 3

TOTAL CLASS A AVAILABLE FUNDS                             $     6,819,419.03

       Class A Monthly Interest                           $     1,455,485.03
       Class A Servicing Fee                              $       399,218.75
       Class A Investor Default Amount                    $     2,977,209.46

TOTAL CLASS A EXCESS SPREAD                               $     1,987,505.79

REQUIRED AMOUNT                                           $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                            8.75%

       Class B Finance Charge Collections                 $       653,916.88
       Other Amounts                                      $             0.00

TOTAL CLASS B AVAILABLE FUNDS                             $       653,916.88

       Class B Monthly Interest                           $       143,395.18
       Class B Servicing Fee                              $        38,281.25

TOTAL CLASS B EXCESS SPREAD                               $       472,240.45

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                       $     2,459,746.24

       Excess Spread Applied to Required Amount           $             0.00

       Excess Spread Applied to Class A Investor          $             0.00
       Charge Offs

       Excess Spread Applied to Class B Items             $       285,485.84

       Excess Spread Applied to Class B Investor          $             0.00
       Charge Offs
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08/99                                                                 Page 4

       Excess Spread Applied to Monthly Cash              $        19,140.63
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $             0.00
       Account

       Excess Spread Applied to other amounts owed        $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $     2,155,119.77

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $     5,887,491.56

SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $             0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to       $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to       $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to       $             0.00
       Class B Items

       Excess Finance Charge Collections Applied to       $             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to       $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to       $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to       $             0.00
       other amounts owed Cash Collateral Depositor
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08/99                                                                 Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                       7.48%
       Base Rate (Prior Month)                                         7.39%
       Base Rate (Two Months Ago)                                      7.20%

THREE MONTH AVERAGE BASE RATE                                          7.36%

       Portfolio Yield (Current Month)                                14.44%
       Portfolio Yield (Prior Month)                                  11.43%
       Portfolio Yield (Two Months Ago)                               15.75%

THREE MONTH AVERAGE PORTFOLIO YIELD                                   13.87%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                          91.25%

       Class A Principal Collections                      $    41,949,385.12

CLASS B PRINCIPAL PERCENTAGE                                           8.75%

       Class B Principal Collections                      $     4,022,543.76

TOTAL PRINCIPAL COLLECTIONS                               $    45,971,928.88




SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $             0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                     $    22,812,500.00
       Deficit Controlled Amortization Amount             $             0.00

CONTROLLED DISTRIBUTION AMOUNT                            $    22,812,500.00
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08/99                                                                 Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                     $             0.00
       Deficit Controlled Amortization Amount             $             0.00

CONTROLLED DISTRIBUTION AMOUNT                            $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL       $    23,159,428.88
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                              $             0.00

CLASS B INVESTOR CHARGE OFFS                              $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                    $    42,534,375.00
       Available Cash Collateral Amount                   $    42,534,375.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                 $             0.00
       Class B Interest Rate Cap Payments                 $             0.00

TOTAL DRAW AMOUNT                                         $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $             0.00



                                               First USA Bank, NA,
                                               as Servicer

                                               By:  /s/ Tracie Klein
                                                    ----------------------------
                                                        Tracie H. Klein
                                                        First Vice President